UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 1, 2026
Date of Report (date of earliest event reported)

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-31420	54-1821055
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway			23238
Richmond,	Virginia
(Address of Principal Executive Offices)			(Zip Code)
(804) 747-0422
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 1, 2026, CarMax, Inc. (the “Company”) entered into amended and restated severance agreements (each, an “Amended and Restated Severance Agreement”) with certain of the Company’s executive officers (each, an “Executive”), including its currently serving named executive officers, Enrique Mayor-Mora, Charles Joseph Wilson and Shamim Mohammad. The Amended and Restated Severance Agreement amends and supersedes each Executive’s existing amended and restated severance agreement (each, a “Prior Severance Agreement”).

Under the Amended and Restated Severance Agreement, if the Company terminates an Executive’s employment without “cause”, or if the Executive resigns for “good reason” within the two-year period following a “change in control” (with each of “cause”, “good reason” and “change in control” as defined in the Amended and Restated Severance Agreement), the Executive will be entitled to receive the following severance benefits:

1.A cash severance payment equal to 1.5 times the sum of (i) the Executive’s base salary and (ii) the Executive’s target bonus under the Company’s performance-based bonus plan, payable in 39 biweekly installments; and
2.Payment or reimbursement of the Company’s portion of the Executive’s applicable COBRA premiums for up to 18 months.

All other terms of the Amended and Restated Severance Agreement are substantially similar to those of each Executive’s Prior Severance Agreement.

The form of Amended and Restated Severance Agreement is attached hereto as Exhibit 10.1 and is hereby incorporated by reference into this Item 5.02. The foregoing summary of the amendments to the Amended and Restated Severance Agreement is qualified in its entirety to the full text of the form of Amended and Restated Severance Agreement.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.
10.1	Form of CarMax, Inc. Amended and Restated Severance Agreement between CarMax, Inc. and the persons listed at the end of such Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: March 2, 2026	By: /s/ John M. Stuckey, III
John M. Stuckey, III
Senior Vice President, General Counsel
and Corporate Secretary